UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2008

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-20289	57-0923789
(Jurisdiction of Corporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 KEMET Way, Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (864) 963-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Effective May 5, 2008, the Board of Directors of KEMET Corporation (the “Company”) approved certain additions and modifications to the compensation plan of its Chief Executive Officer, Per-Olof Loof. These additions and modifications are as follows:

a.                      The annual base salary for the fiscal year ending March 31, 2009 (“FY2009”) is established at $585,000.  (This is unchanged from the preceding fiscal year.)

b.                      An annual bonus plan based upon the achievement of certain target financial metrics for FY 2009 has been established. Mr. Loof has the potential to receive a bonus of up to 100% of his annual base salary (the “Target Bonus”), which is subject to a multiplier equal to 2.0 times the Target Bonus, in each case if the target financial metrics are met or are exceeded by defined parameters.  (The maximum bonus payable for FY2009 is, therefore, 2.0 times Mr. Loof’s annual base salary.)

c.                       A long-term incentive plan (“LTIP”) based upon the achievement of certain target financial metrics for the combined FY2009-FY2010 time period has been established.  Mr. Loof has the potential to receive a bonus of up to 100% of his annual base salary (the “Target Bonus”), which is subject to a multiplier equal to 2.0 times the Target Bonus, in each case if the target financial metrics are met or are exceeded by defined parameters. (The maximum bonus payable for FY2009-Y2010 time period pursuant to the LTIP is, therefore, 2.0 times Mr. Loof’s annual base salary.)  If the bonus were earned, it would be paid in the form of restricted shares of common stock of the Company based on the closing price of the stock on the date of approval which was $4.17.  Such shares of restricted stock cannot be sold by Mr. Loof while he remains an employee of the Company.  The LTIP includes a net share settlement provision whereby shares of restricted stock may be surrendered by Mr. Loof to the Company to satisfy his withholding tax obligations.

d.                      Under the terms of a previously disclosed short-term incentive plan for FY2008 (the “Short-Term Plan”), Mr. Loof met certain of the criteria necessary for him to be eligible for the payment of a bonus in the amount of $117,000.  Based upon the financial performance of the Company during FY2008, Mr. Loof advised the Board of Directors of the Company that he was forfeiting his right to receive such payment.

e.                       Under the terms of a previously disclosed long-term incentive plan for the combined FY2007-FY2008 time period (the “Long-Term Plan”), Mr. Loof met the criteria of the Long-Term Plan and became eligible to receive a bonus in the amount of $518,880 payable in shares of restricted stock of the Company.  Effective May 5, 2008, the Board of Directors of the Company approved the payment of this bonus amount.

Effective May 5, 2008, the Board of Directors of the Company approved certain additions and modifications to the compensation plans for its other executive officers. These additions and modifications are as follows:

a                             The annual base salary for FY2009 is established as follows:

i.                                          David E. Gable, Executive Vice President and Chief Financial Officer:  $350,000.  (This is unchanged from the preceding fiscal year.)  The Company previously announced that Mr. Gable intends to resign from the Company to pursue other interests, therefore this annual base salary will only be effective during the interim period of time Mr. Gable remains with the Company.

ii.                                       Conrado Hinojosa, Senior Vice President, Tantalum Business Group:  $250,000.  (This is unchanged from the preceding fiscal year.)

iii.                                    Charles C. Meeks, Jr., Senior Vice President, Ceramic Business Group:  $240,000.  (This is unchanged from the preceding fiscal year.)

iv.                                   Kirk D. Shockley, Vice President, Film & Electrolytic Business Group:  $235,000

v.                                      Larry C. McAdams, Vice President, Human Resources:  $225,000. (This is unchanged from the preceding fiscal year.)

vi.                                   Daniel E. LaMorte, Vice President and Chief Information Officer:  $202,700.  (This is unchanged from the preceding fiscal year.)

vii.                                Daniel F. Persico, Vice President Strategic Marketing and Business Development:  $175,000.  (This is unchanged from the preceding fiscal year.)

b.                          An annual bonus plan based upon the achievement of certain target financial metrics for FY2009 has been established. Each executive officer has the potential to receive a bonus of between 40% and 60% of his annual base salary (the “Executive Officer Target Bonus”), which is subject to a multiplier equal to 2.0 times the Executive Officer Target Bonus, in each case if the target financial metrics are met or exceeded by defined parameters. (The maximum bonus payable for FY2009 will vary by position, and will range from 0.8 times annual base salary to 1.2 times annual base salary.)

c.                           A long-term incentive plan (“LTIP”) based upon the achievement of certain target financial metrics for the combined FY2009-FY2010 time period has been established.  Each executive officer has the potential to receive a bonus of between 35% and 100% of his annual base salary (the “Executive Officer Target Bonus”), which is subject to a multiplier equal to 1.5 times the Executive Officer Target Bonus, in each case if the target financial metrics are met or exceeded by defined parameters. (The maximum bonus payable for the FY2009-FY2010 time period pursuant to the LTIP will vary by position, and will range from 0.525 times annual base salary to 1.5 times annual base salary.)  If the bonus were earned, it would be paid in the form of restricted shares of common stock of the Company based on the closing price of the stock on the date of approval which was $4.17.  Such shares of restricted stock cannot be sold by the executive officer while he remains an employee of the Company.  The LTIP includes a net share settlement provision whereby shares of restricted stock may be surrendered by the executive officer to the Company to satisfy his respective withholding tax obligations.

d.                          Under the terms of a previously disclosed short-term incentive plan for FY2008 (the “Short-Term Plan”), certain of the executive officers named above met certain of the criteria necessary for them to be eligible for the payment of a bonus in the respective amounts of $42,000 for Mr. Gable, $18,000 for Mr. McAdams, $16,216 for Mr. LaMorte, and $14,000 for Dr. Persico.  Based upon the financial performance of the Company during FY2008, Messrs. Gable, McAdams and LaMorte and Dr. Persico advised the Board of Directors of the Company that they were forfeiting their right to receive such payment.

e.                           Under the terms of the Short-Term Plan, Mr. Shockley met certain of the criteria necessary for him to be eligible for the payment of a bonus in the amount of $80,000.  Effective May 5, 2008, the Board of Directors of the Company approved the payment of this bonus amount.

f.                            Under the terms of a previously disclosed long-term incentive plan for the combined FY2007-FY2008 time period (the “Long-Term Plan”), certain of the executive officers named above met the criteria of the Long-Term Plan and became eligible to receive a bonus in the respective amounts of  $145,709 for Mr. Gable, $77,733 for Mr. McAdams, $69,359 for Mr. LaMorte, $69,719 for Mr. Meeks, $69,719 for Mr. Hinojosa, and $38,489 for Mr. Shockley,  payable in shares of restricted stock of the Company.  Effective May 5, 2008, the Board of Directors of the Company approved the payment of these bonus amounts.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2008	KEMET Corporation

/s/ DAVID E. GABLE

David E. Gable

Executive Vice President and Chief Financial Officer